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                                                                      EXHIBIT 21

                       LORAL CORPORATION AND SUBSIDIARIES

                                  SUBSIDIARIES

     As of March 31, 1994, active subsidiaries, all 100% owned directly or indirectly (except as noted below), consist of the following:

                                                                                   STATE OR COUNTRY
                                                                                   OF INCORPORATION
                                                                                ----------------------
Conic Corporation.............................................................  Delaware
Frequency Sources, Inc. ......................................................  Delaware
  FSI Investment Corporation..................................................  Massachusetts
  Loral Infrared & Imaging Systems, Inc. .....................................  Delaware
LC Acquiring Corp. ...........................................................  Delaware
  Loral Defense Systems Corp. ................................................  Delaware
    Loral Librascope Corporation..............................................  Delaware
  Loral Fairchild Corp. ......................................................  Delaware
  Loral Federal Systems Company...............................................  Delaware
    IBM Federal Sector Services Corporation...................................  Delaware
    IBM International Air Traffic Corporation.................................  Delaware
    International Business Machines Aerospace Systems Integration
     Corporation..............................................................  Delaware
  LORAL/ROLM Mil-Spec Corp. ..................................................  Delaware
Loracon Sales Corporation.....................................................  Delaware
Loral Aerospace Holdings, Inc. ...............................................  Delaware
  Loral Aerospace Corp. ......................................................  Delaware
    Logistic Services Corporation.............................................  Delaware
    Loral Aerospace International, Inc. ......................................  Delaware
    Loral General Partner, Inc. ..............................................  Delaware
  Space Systems/Loral, Inc.(2)................................................  Delaware
    International Space Technology, Inc.(3)...................................  Delaware
      Cosmotech(3)............................................................  Russian Federation
    SS/L Export Corporation(2)................................................  U. S. Virgin Islands
Loral American Beryllium Corporation..........................................  Delaware
  Be MI AG(1).................................................................  Switzerland
Loral Electro-Optical Systems, Inc. ..........................................  Delaware
  Electro-Opticas Superior S.A. de C.V. ......................................  United Mexican States
Loral Europe Limited..........................................................  United Kingdom
Loral Hycor, Inc. ............................................................  Delaware
  Hycor International, Inc. ..................................................  Massachusetts
Loral International, Inc. ....................................................  Delaware
  L/E Systems Corporation(4)..................................................  Delaware
  Loral International Belgian Services Limited................................  Delaware
  Loral International GmbH....................................................  Republic of Germany
  Loral International Systems Limited.........................................  Delaware
Loral Properties Inc. ........................................................  Delaware
Loral Sales Office Corp. .....................................................  Delaware
Loral Sonar Systems Corp. ....................................................  Delaware
Loral Travel Services, Inc. ..................................................  Delaware
Loral Vought Systems Corporation..............................................  Delaware
  Loral Vought Services, Inc. ................................................  Delaware
  MLRS International Corporation(6)...........................................  Delaware
Mikrodalga Electronik Sistemler Sanayi Ve Tacaret Anonim Sirketi(7)...........  Turkey
The Narda Microwave Corporation...............................................  New York
  The Narda International Corp. ..............................................  New York
Randtron Systems, Inc. .......................................................  Delaware
  Loral Export Corporation....................................................  U. S. Virgin Islands
  Loral Securities, Inc. .....................................................  Delaware
Valley Association Corporation(4).............................................  Ohio
WITG, Inc.(5).................................................................  Delaware

- - - ---------------
(1) Only 33.3% owned directly or indirectly

(2) Only 32.7% owned directly or indirectly

(3) Only 16.16% owned directly or indirectly

(4) Only 50% owned directly or indirectly

(5) Only 25% owned directly or indirectly

(6) Only 77.48% owned directly or indirectly

(7) Only 50.67% owned directly or indirectly